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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 27, 2005


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                   000-19341                73-1373454
         --------                   ---------                ----------
(State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)          File Number)             Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425). |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     BOK Financial Corporation ("the Company") announced today the appointment of Donald T. Parker as executive vice president and chief information officer. Mr. Parker will manage the Company's Operations and Technology Division, which is responsible for all bank operations, technology and corporate real estate related activities for the Company and its subsidiary banks. The press release announcing the appointment of Mr. Parker is attached hereto as Exhibit 99.1.

     Mr. Parker succeeds Mr. Paul M. Elvir in the position. Mr. Elvir recently retired after eight years of service to BOK Financial Corporation.


ITEM 9.01 (c) EXHIBITS

     99.1 Press release of BOK Financial Corporation re. Mr. Parker dated September 30, 2005.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION

                                                By:  /s/  Steven E. Nell
                                                --------------------------------
                                                Steven E. Nell
                                                Executive Vice President
                                                Chief Financial Officer
Date:  September 30, 2005